UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 2, 2016

UNIVERSAL HEALTH REALTY INCOME TRUST

(Exact name of registrant as specified in its charter)

Maryland	1-9321	23-6858580
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Universal Corporate Center 367 South Gulph Road King of Prussia, Pennsylvania		19406
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (610) 265-0688

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On May 2, 2016, Universal Health Realty Income Trust (the “Trust”), and UHS of Delaware, Inc. (the “Advisor”) entered into an Amended and Restated ATM Equity OfferingSM Sales Agreement (the “Sales Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”). The Sales Agreement amends and restates in its entirety that certain ATM Equity OfferingSM Sales Agreement, dated November 8, 2013, by and among the Trust, the Advisor and Merrill Lynch (the “Original Agreement”). Under the terms of the Sales Agreement, the Trust may offer and sell its common shares of beneficial interest, par value $0.01 per share (“Common Shares”), having an aggregate gross sales price of up to $50 million, of which Common Shares having an aggregate offering price of $26,701,986 have been issued and sold pursuant to the Original Agreement, from time to time, with Merrill Lynch acting as the Trust’s sales agent and/or principal. As of May 2, 2016, Common Shares having an aggregate offering price of up to $23,296,027 may be issued and sold pursuant to the Sales Agreement. Sales of Common Shares, if any, through Merrill Lynch acting as sales agent or directly to Merrill Lynch acting as principal, will be made by means of ordinary brokers’ transactions on the New York Stock Exchange or otherwise at market prices prevailing at the time of the sale, at prices related to prevailing market prices or at negotiated prices.

The Common Shares will be offered pursuant to the Trust’s shelf registration statement on Form S-3 (File No. 333-208264), which was declared effective by the Securities and Exchange Commission on December 22, 2015 (the “Registration Statement”), and the related prospectus dated May 2, 2016.

The Sales Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K, and the description of the Sales Agreement is qualified in its entirety by reference to such exhibit. The Sales Agreement is also filed with reference to, and is hereby incorporated by reference into, the Registration Statement.

A copy of the opinion of Norton Rose Fulbright US LLP, relating to the legality of the Common Shares, is filed as Exhibit 5.1 to this Current Report on Form 8-K and is filed with reference to, and is hereby incorporated by reference into, the Registration Statement.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

1.1	Amended and Restated ATM Equity OfferingSM Sales Agreement, dated May 2, 2016, by and among Universal Health Realty Income Trust, UHS of Delaware, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

5.1	Opinion of Norton Rose Fulbright US LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL HEALTH REALTY INCOME TRUST

Date: May 3, 2016	By:	/s/ CHARLES F. BOYLE
	Name:	Charles F. Boyle
	Title:	Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Exhibit

1.1	Amended and Restated ATM Equity OfferingSM Sales Agreement, dated May 2, 2016, by and among Universal Health Realty Income Trust, UHS of Delaware, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

5.1	Opinion of Norton Rose Fulbright US LLP.